UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)	February 23, 2016

Malvern Bancorp, Inc.
(Exact name of registrant as specified in its charter)

Pennsylvania	000-54835	45-5307782
(State or other jurisdiction	(Commission File Number)	(IRS Employer
of incorporation)		Identification No.)

42 E. Lancaster Avenue, Paoli, Pennsylvania	19301
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code	(610) 644-9400

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(a)

On February 23, 2016, Malvern Bancorp, Inc. (the “Company”), the holding company for Malvern Federal Savings Bank (the “Bank”), received a letter, dated February 22, 2016 (the “Letter”), from Michael D. Moss, a director of the Company and the Bank, which stated that he was resigning from both Boards of Directors, effective immediately. Mr. Moss served on the compensation committee of the Company’s Board of Directors.

In the Letter, Mr. Moss criticizes the Bank’s doing business with a foreign national, who has opened a deposit account at the Bank (such person, the “Depositor”), as being contrary to the Bank’s mission and carrying undue risks. A copy of the Letter is filed with this Current Report on Form 8-K as Exhibit 17.1. Certain portions of the Letter have been redacted to protect the privacy of the Depositor.

As previously reported in the Company’s press releases and periodic reports filed with the Securities and Exchange Commission, part of the Company’s strategic business plan is to grow its customer base by expanding its private banking and wealth management services. To that end, also as previously reported, the Bank recently opened private banking offices in Villanova, Pennsylvania and Morristown, New Jersey.

The Bank conducted proper due diligence and followed all applicable legal requirements, including those of the Bank Secrecy Act, in connection with opening the Depositor’s account. Upon receipt of the Letter, the Bank’s management, including the BSA officer and the compliance officer, reviewed all actions that were taken with respect to the Depositor’s account and confirmed that all legal requirements were properly met. The Company believes that the opening of the Depositor’s account was in furtherance of the Bank’s mission, and is confident that the Bank has duly complied with all applicable laws with respect to such Depositor’s account. Management will continue to monitor the Depositor’s account in accordance with all applicable laws and sound banking practices.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits. The following exhibit is filed with this Current Report on Form 8-K:

Exhibit 17.1  Letter, dated February 22, 2016, from Michael D. Moss to the Company and the Bank.*

*Confidential treatment has been requested for certain words in this Exhibit pursuant to Rule 24b-2 promulgated under the Securities Exchange Act of 1934, as amended.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

MALVERN BANCORP, INC.

Date: February 29, 2016	By:	/s/ Joseph D. Gangemi
Joseph D. Gangemi
Senior Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit No.:	Description:

17.1	Letter, dated February 22, 2016, from Michael D. Moss to the Company and the Bank.*

*Confidential treatment has been requested for certain words in this Exhibit pursuant to Rule 24b-2 promulgated under the Securities Exchange Act of 1934, as amended

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